Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO AMENDED & RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO AMENDED & RESTATED CREDIT AGREEMENT (this “Second Amendment”) dated as of June 7, 2018, by and among Playa Resorts Holding B.V., a Dutch besloten vennootschap met beperkte aansprakelijkheid with its corporate seat in Amsterdam, the Netherlands (the “Borrower”), Playa Hotels & Resorts N.V., a Dutch naamloze vennootschap with its corporate seat in Amsterdam, the Netherlands (“Holdings”), each other Guarantor party hereto, Deutsche Bank AG New York Branch as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”) under the Loan Documents and each lender party hereto. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.

W I T N E S S  E T H:

WHEREAS, the Borrower, Holdings, the Lenders from time to time party thereto and the Administrative Agent, among others, are parties to that certain Amended & Restated Credit Agreement, dated as of April 27, 2017 (as amended, restated, supplemented or otherwise modified to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, in accordance with the provisions of Section 2.14 of the Credit Agreement, the Borrower has notified the Administrative Agent that it is requesting a Term Loan Increase to the Initial Term Loans in an aggregate principal amount of $100,000,000 be made available to the Borrower as 2018 Incremental Term Loans (as defined below), as more fully provided herein (the “Incremental Request”);

WHEREAS, in accordance with the provisions of Section 2.14 of the Credit Agreement and the terms and conditions set forth herein, each 2018 Incremental Term Lender (as defined below) has agreed to provide the Incremental Request;

WHEREAS, concurrently with the Incremental Request, the Borrower has notified the Existing Term Lenders (as defined below) and the 2018 Incremental Term Lenders that it is requesting certain other amendments to the Credit Agreement, as more fully provided herein (the “Amendment Request”);

WHEREAS, (i) each Term Lender under the Credit Agreement immediately prior to the Second Amendment Effective Date (as defined below) (collectively, the “Existing Term Lenders”) and (ii) each Lender under the Credit Agreement immediately prior to the Second Amendment Effective Date (collectively, the “Existing Lenders”) that executes and delivers a consent to this Second Amendment in the form of the “Lender Consent” attached hereto as Annex B (a “Lender Consent”) thereby agrees to the terms and conditions of the applicable component of the Amendment Request;

WHEREAS, each 2018 Incremental Term Lender by execution and delivery of this Second Amendment hereby agrees to the terms and conditions of the Amendment Request;

WHEREAS, in accordance with the provisions of Section 2.14 and Section 10.01 of the Credit Agreement and the terms and conditions set forth herein, the parties hereto wish to effect this Second Amendment with respect to the Incremental Request and the Amendment Request;

WHEREAS, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and Nomura Securities International, Inc. shall act as joint lead arrangers and joint book running managers, in each case, with respect to this Second Amendment and the 2018 Incremental Term Loans provided for hereunder;

NOW, THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto agree as follows:

SECTION 1. Amendments to Credit Agreement.

(a) Subject to the terms and conditions set forth herein and the occurrence of the Second Amendment Effective Date, each Person party hereto as a “2018 Incremental Term Lender” as indicated on its signature page hereto (each, a “2018 Incremental Term Lender”) hereby severally agrees to make Incremental Term Loans (the “2018 Incremental Term Loans”) to the Borrower on the Second Amendment Effective Date in the aggregate principal amount set forth opposite its name under the heading “2018 Incremental Term Loan Commitment” on Annex A hereto (as to any 2018 Incremental Term Lender, its “2018 Incremental Term Commitment”). On and after the Second Amendment Effective Date, the 2018 Incremental Term Loans provided pursuant to this Second Amendment shall be added to (and thereupon constitute) Initial Term Loans for all purposes under the Credit Agreement (as amended hereby) and shall be subject to all the terms and conditions set forth in the Credit Agreement with respect to the Initial Term Loans. On and after the Second Amendment Effective Date, the 2018 Incremental Term Loans shall be on terms identical to the Initial Term Loans (including as to the Applicable Rate, Maturity Date, Guarantors, Collateral (and ranking) and payment priority). The 2018 Incremental Term Loan Commitments shall be automatically and permanently reduced to $0 upon the funding of the 2018 Incremental Term Loans to be made by such 2018 Incremental Term Lender on the Second Amendment Effective Date.

(b) Upon the occurrence of the Second Amendment Effective Date, each 2018 Incremental Term Lender (i) shall be obligated to provide the 2018 Incremental Term Loans as provided in this Second Amendment on the terms, and subject to the conditions, set forth in the Credit Agreement and in this Second Amendment and (ii) shall have the rights and obligations of a Lender thereunder and under the other applicable Loan Documents.

(c) Section 1.01 of the Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

“2018 Incremental Term Lender” shall have the meaning provided in the Second Amendment.

“2018 Incremental Term Loan” shall have the meaning provided in the Second Amendment.

“2018 Incremental Term Loan Commitment” shall have the meaning provided in the Second Amendment.

“Second Amendment” means the Second Amendment to Amended & Restated Credit Agreement, dated as of June 7, 2018, among the Borrower, Holdings, the other Guarantors party thereto, each 2018 Incremental Term Lender and the Administrative Agent.

“Second Amendment Effective Date” shall have the meaning provided in the Second Amendment.

(d) The definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting sub-clause (a) of the definition and replacing the following in lieu thereof:

“(a) with respect to Initial Term Loans (x) prior to the First Amendment Effective Date, (i) for Eurocurrency Rate Loans, 3.00% and (ii) for Base Rate Loans, 2.00%, (y) on and after the First Amendment Effective Date and prior to the Second Amendment Effective Date, (i) for Eurocurrency Rate Loans, 3.25% and (ii) for Base Rate Loans, 2.25% and (z) on and after the Second Amendment Effective Date, (i) for Eurocurrency Rate Loans, 2.75% and (ii) for Base Rate Loans, 1.75%;”

(e) The definition of “Arrangers” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

““Arrangers” means (x) with respect to the Restatement Agreement, DBSI, BAML, Citi and Nomura Securities, as joint lead arrangers, (y) with respect to the First Amendment, DBSI, BAML, Citi and Nomura Securities, as joint lead arrangers and (z) with respect to the Second Amendment, DBSI, BAML, Citi and Nomura Securities, as joint lead arrangers.”

(f) The definition of “Bookrunner” in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

““Bookrunner” means (x) with respect to the Restatement Agreement, DBSI, BAML, Citi and Nomura Securities, as joint bookrunners, (y) with respect to the First Amendment, DBSI, BAML, Citi and Nomura Securities, as joint bookrunners and (z) with respect to the Second Amendment, DBSI, BAML, Citi and Nomura Securities, as joint bookrunners.”

(g) The definition of “Initial Term Loans” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the definition in its entirety and replacing the following in lieu thereof:

““Initial Term Loans” means (i) prior to the Second Amendment Effective Date and the incurrences of the 2018 Incremental Term Loans, (x) the Term Loans made by the Lenders on the Closing Date to the Borrower pursuant to Section 2.01(a) and (y) the 2017 Incremental Term Loans made by the Lenders on the First Amendment Effective Date to the Borrower pursuant to the First Amendment and (ii) on or after the Second Amendment Effective Date and upon the making of the 2018 Incremental Term Loans pursuant to the First Amendment, (x) the Term Loans made by the Lenders on the Closing Date to the Borrower pursuant to Section 2.01(a), (y) the 2017 Incremental Term Loans made on the First Amendment Effective Date pursuant to the First Amendment and (z) the 2018 Incremental Term Loans made on the Second Amendment Effective Date pursuant to the Second Amendment.”

(h) The definition of “Loan Documents” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the text “and the Second Amendment” immediately after the text “including the First Amendment”.

(i) The definition of “Term Commitment” appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the last sentence thereof and inserting the following new sentence in lieu thereof:

“The aggregate amount of the Term Commitments was $530,000,000 as of the Closing Date, $910,000,000 as of the First Amendment Effective Date and $1,010,000,000 as of the Second Amendment Effective Date.”

(j) Section 2.05(a)(i) of the Credit Agreement is hereby amended by deleting the third sentence thereof and inserting the following new sentenced in lieu thereof:

“In connection with any Repricing Event that is consummated in respect of all or any portion of the Term Loans prior to the six month anniversary of the Second Amendment Effective Date, the Borrower shall pay to the Term Lenders the fee required by Section 2.09(c).”

(k) Section 2.05(b)(iii) of the Credit Agreement is hereby amended by deleting the last sentence thereof and inserting the following new sentenced in lieu thereof:

“In connection with any prepayment under Section 2.05(b)(iii)(B) which constitutes a Repricing Event that is consummated in respect of all or any portion of the Initial Term Loans on or prior to the six month anniversary of the Second Amendment Effective Date, the Borrower shall pay to each Term Lender the fee required by Section 2.09(c).”

(l) Section 2.07(a) of the Credit Agreement is hereby amended by deleting the section in its entirety and replacing the following in lieu thereof:

“(a) Term Loans. (i) The Borrower shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders (A) on the last Business Day of each March, June, September and December, commencing with the last Business Day of the first full quarter after the Closing Date (or, (x) with respect to the 2017 Incremental Term Loans made on the First Amendment Effective Date, December 31, 2017 and (y) with respect to the 2018 Incremental Term Loans made on the Second Amendment Effective Date, June 7, 2018), an aggregate principal amount equal to 0.25% of the original principal amount of all Initial Term Loans (which, for the avoidance of doubt, shall be based on the aggregate principal amount of Initial Term Loans made on the Closing Date, the First Amendment Effective Date and the Second Amendment Effective Date) (which payments shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05 or Section 10.07 to the extent such Indebtedness is cancelled) and (B) on the Maturity Date for the Initial Term Loans, the aggregate principal amount of all Initial Term Loans outstanding on such date; (ii) the amount of any such payment set forth in clause (i) above shall be adjusted to account for the addition of any Incremental Term Loans, Extended Term Loans or Refinancing Term Loans to contemplate (A) the reduction in the aggregate principal amount of any Term Loans that were paid down in connection with the incurrence of such Refinancing Term Loans, Incremental Term Loans or Extended Term Loans, and (B) any increase to payments to the extent and as required pursuant to the terms of any applicable Incremental Amendment, Extension Amendment or Refinancing Amendment.

(m) Section 2.09(c) of the Credit Agreement is hereby amended by deleting the words “First Amendment Effective Date” appearing therein and replacing them with the words “Second Amendment Effective Date”.

(n) Section 2.14(d)(iv) of the Credit Agreement is hereby amended by deleting clause (D) thereof and inserting the following new clause (D) in lieu thereof:

“(D) if the proceeds of such Incremental Loans are, substantially concurrently with the receipt thereof, to be used by the Borrowers or any Restricted Subsidiary to finance, in whole or in part, a Permitted Acquisition (including, without limitation, for the purpose of (I) providing financing for a previously consummated Permitted Acquisition to the extent not originally consummated with the proceeds of Indebtedness or (II) refinancing Revolving Credit Loans previously applied to consummate such Permitted Acquisition, in each case, within 3 months from the date of the consummation of such Permitted Acquisition), an additional amount so long as (x) such Indebtedness is secured on a pari passu basis with the Revolving Credit Loans and the Term Loans and (y) the Borrower’s Consolidated First Lien Net Leverage Ratio (determined on a Pro Forma Basis in accordance with Section 1.08) is not greater than 4.50:1.00 as of the last day of the most recently ended period of four fiscal quarters of the Borrower for which financial statements have been delivered to the Lenders pursuant to Section 6.01(a) or (b), (the amount pursuant to immediately preceding clauses (A), (B), (C) and (D), the “Incremental Amount”).”

(o) Section 3.07(d) of the Credit Agreement is hereby amended by deleting the words “Closing Date” appearing therein and replacing them with the words “Second Amendment Effective Date”.

(p) Section 6.16 of the Credit Agreement is hereby amended by deleting the section in its entirety and replacing the following in lieu thereof:

“Use the proceeds of: (i) the Initial Term Loans borrowed on the Closing Date to finance a portion of the Transactions, (ii) the Initial Term Loans borrowed on the First Amendment Effective Date to redeem the Senior Notes and pay related fees and expenses, (iii) the Initial Term Loans borrowed on the Second Amendment Effective Date to finance the acquisition by Jamziv Mobay Lucia Limited of Montego Portfolio Limited in accordance with the requirements of Section 2.14(d)(iv)(D) and pay related fees and expenses and (iv) the Term Loans (other than Initial Term Loans), the Revolving Credit Loans and the Letters of Credit issued hereunder only for general corporate purposes and working capital of the Borrower and their Subsidiaries and any other purpose not prohibited by this Agreement including Capital Expenditures (maintenance capital expenditures, development capital expenditures and others), Permitted Acquisitions, and other Investments.”

(q) The Borrower hereby consents, for purposes of Section 10.07 of the Credit Agreement, to the assignment of any 2018 Incremental Term Loans by any 2018 Incremental Term Lender to any Person notified in writing by the Arrangers to the Borrower as part of the syndication process for the 2018 Incremental Term Loans (so long as the Borrower has not objected thereto at least three Business Days’ prior to the Second Amendment Effective Date).

SECTION 2. Representations and Warranties.

(a) In order to induce the Administrative Agent and the 2018 Incremental Term Lenders to enter into this Second Amendment, the Borrower and each other Loan Party hereby represents and warrants that:

(i) no Event of Default shall exist as of the Second Amendment Effective Date or would result immediately after giving effect to this Second Amendment;

(ii) the representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects (or, to the extent qualified by materiality, in all respects) on the Second Amendment Effective Date with the same effect as though made on and as of the such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true in all material respects as of such earlier date;;

(iii) it and each other Loan Party has all corporate or other organizational power and authority to execute and deliver this Second Amendment and to carry out the transactions contemplated by, and perform its obligations under the Credit Agreement, as amended by this Second Amendment (the “Amended Agreement”);

(iv) it and each other Loan Party has taken all necessary corporate or other organizational action to authorize the execution and delivery of this Second Amendment and the performance of the Amended Agreement;

(v) neither the execution or delivery of this Second Amendment nor the performance by any Loan Party of the Amended Agreement will (i) contravene the terms of any of the Organization Documents of such Loan Party; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than as permitted by Section 7.01 of the Credit Agreement) under, or require any payment to be made under (A) any Contractual Obligation to which such Loan Party is a party or by which it or any of its property or assets is bound or (B) any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any Law; except with respect to any conflict, breach or contravention or payment (but not creation of Lien) referred to in clauses (ii) and (iii), to the extent that such violation, conflict, breach, contravention or payment could not reasonably be expected to have a Material Adverse Effect;

(vi) no material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution or delivery of this Second Amendment or performance by, or enforcement against, any Loan Party of the Amended Agreement, except for (i) filings necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings that have been duly obtained, taken, given or made and are in full force and effect, (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect and (iv) any public filing with the SEC in compliance with applicable Law, including United States Federal and state securities Laws; and

(vii) as of the Second Amendment Effective Date, the Borrower is not and will not be using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans or the Commitments.

For the purpose of Section (2)(a)(vii):

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”; and

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

(b) Holdings and each other Guarantor:

(i) has read this Second Amendment and consents to the terms hereof and hereby acknowledges and agrees that each of the Guaranty and the Collateral Documents to which it is a party or otherwise is bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Second Amendment; and

(ii) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Second Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Second Amendment and (ii) nothing in this Second Amendment shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

SECTION 3. Conditions to Effectiveness of this Second Amendment. This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(a) no Event of Default exists as of the Second Amendment Effective Date, both before and immediately after giving effect to Second Amendment;

(b) all of the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement and the other Loan Documents (including this Second Amendment) are true and correct in all material respects on the Second Amendment Effective Date, both before and after giving effect to this Second Amendment, with the same effect as though such representations and warranties had been made on and as of the Second Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on such date);

(c) the Borrower, Holdings, the other Guarantors, the Administrative Agent and each 2018 Incremental Term Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Administrative Agent;

(d) the Administrative Agent shall have received signed Lender Consents from (i) the Required Lenders under the Amended Credit Agreement with respect to the amendment to the Credit Agreement in Section 1(n) hereof (for the avoidance of doubt, the delivery by each 2018 Incremental Term Lender of its signature page pursuant to preceding clause (c) shall constitute delivery of a Lender Consent for the purpose of such 2018 Incremental Term Lender’s consent to the amendment to the Credit Agreement in Section 1(n) hereof) and (ii) the Existing Term Lenders (after giving effect to the replacement of any Non-Consenting Lender pursuant to Section 3.07 of the Credit Agreement) under the Amended Agreement with respect to the amendment to the Credit Agreement in Section 1(d) hereof (for the avoidance of doubt, the delivery by each 2018 Incremental Term Lender of its signature page pursuant to preceding clause (c) shall constitute delivery of a Lender Consent for the purpose of such 2018 Incremental Term Lender’s consent to the amendment to the Credit Agreement in Section 1(d) hereof);

(e) the Administrative Agent shall have received a pdf-copy of an extract from the Netherlands Commercial Register with respect to the Borrower, certified resolutions or other corporate company action, or powers of attorney, if any, as the Administrative Agent may reasonably require duly authorizing the execution, delivery and performance of this Second Amendment and evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Second Amendment and the other Loan Documents to which the Borrower is a party or is to be a party on the Second Amendment Effective Date;

(f) in respect of the other Loan Parties, the Administrative Agent shall have received:

(i) either (x) a copy of the certificate or articles of incorporation or equivalent organizational document, including all amendments thereto, of each Loan Party, certified as of a recent date by the secretary of state of the state of its organization (or equivalent office in each relevant jurisdiction) or (y) a certificate of a Responsible Officer of each Loan Party dated the Second Amendment Effective Date certifying that there has been no change to such organizational documents since last delivered to the Administrative Agent;

(ii) a certificate of a Responsible Officer of each Loan Party dated the Second Amendment Effective Date and certifying (A) that (x) attached thereto is a true and complete copy of the by-laws or operating, management, partnership or similar agreement of such Loan Party as in effect on the Second Amendment Effective Date or (y) there has been no change to such governing documents since last delivered to the Administrative Agent, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or other equivalent governing body of such Loan Party authorizing the execution, delivery and performance of this Second Amendment and the other related Loan Documents and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) to the extent not previously delivered to the Administrative Agent, as to the incumbency and specimen signature of each officer executing this Second Amendment or any other document delivered in connection herewith on behalf of such Loan Party and (D) good standing certificates (to the extent such concept exists in the relevant jurisdiction) for each Loan Party from the jurisdiction in which it is organized, each dated a recent date prior to the Second Amendment Effective Date; and

(iii) a certificate of another officer as to the incumbency and specimen signature of the officer executing the certificate delivered pursuant to clause (ii) above;

(g) the Borrower shall have paid, (i) to the Administrative Agent and the Arranger any fees and expenses owing to them pursuant to the terms of the Credit Agreement (as amended hereby) and this Second Amendment or as otherwise separately agreed in writing in connection with this Second Amendment and the related transactions and (ii) to the Administrative Agent, for the ratable account of each Existing Term Lender (after giving effect to the replacement of any Non-Consenting Lender pursuant to Section 3.07 of the Credit Agreement), all accrued but unpaid interest on the Term Loans held by such Existing Term Lender immediately prior to the Second Amendment Effective Date;

(h) the Administrative Agent shall have received a Committed Loan Notice in respect of the 2018 Incremental Term Loans;

(i) the Borrower shall have delivered a Note executed by the Borrower in favor of each 2018 Incremental Term Lender that has requested a Note at least two Business Days in advance of the Closing Date;

(j) the Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower certifying (with reasonably detailed calculations) that the conditions precedent set forth in (x) subclause (iv) of Section 2.14(d) of the Credit Agreement and (y) Section 3(a) and (b) of this Second Amendment have been satisfied;

(k) the Administrative Agent shall have received a solvency certificate signed by a Responsible Officer of the Borrower (with appropriate modifications to reflect the consummation of the transactions contemplated by this Second Amendment) substantially in the form attached to the Credit Agreement as Exhibit D-2;

(l) the Administrative Agent shall have received a customary opinion from (x) Hogan Lovells US LLP, New York counsel to the Loan Parties, (y) NautaDutilh New York P.C., Dutch and Curaçao counsel to the Loan Parties and (z) Cannizzo, Ortiz y Asociados S.C., Mexican counsel to the Loan Parties, in each case, in form and substance reasonably satisfactory to the Administrative Agent; and

(m) at least five days prior to the Closing Date, any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall deliver a Beneficial Ownership Certification in relation to such Borrower.

For the purpose of Section (3)(n):

“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation; and

“Beneficial Ownership Regulation” means 31 CFR § 1010.230.

SECTION 4. Miscellaneous Provisions.

(a) This Second Amendment is limited precisely as written and shall not be deemed to (i) be a waiver of or a consent to the modification of or deviation from any other term or condition of the Credit Agreement or the other Loan Documents or any of the other instruments or agreements referred to therein, or (ii) prejudice any right or rights which any of the Lenders, the Administrative Agent or the Mexican Collateral Agent now have or may have in the future under or in connection with the Credit Agreement, the Loan Documents or any of the other instruments or agreements referred to therein.

(b) This Second Amendment may be executed in any number of counterparts (including by way of facsimile or other electronic transmission) and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

(c) THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(d) By executing and delivering a copy hereof, the Borrower and each other Loan Party hereby (A) agrees that all Loans (including, without limitation, the Term Loans made available on the Closing Date, as amended pursuant to this Second Amendment, and any 2018 Incremental Term Loans) shall be guaranteed pursuant to the Guaranty in accordance with the terms and provisions thereof and shall be secured pursuant to the Collateral Documents in accordance with the terms and provisions thereof, and that, notwithstanding the effectiveness of this Second Amendment, after giving effect to this Second Amendment, the Guaranty and the Liens created pursuant to the Collateral Documents for the benefit of the Secured Parties (including, without limitation, the 2018 Incremental Term Lenders party to this Second Amendment) continue to be in full force and effect on a continuous basis, (B) affirms, acknowledges and confirms all of its obligations and liabilities under the Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this Second Amendment, all as provided in such Loan Documents, and acknowledges and agrees that such obligations and liabilities continue in full force and effect on a continuous basis in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents (including, without limitation, the Obligations with respect to the Term Loans made available on the Closing Date, as amended pursuant to this Second Amendment, and the Obligations with respect to any 2018 Incremental Term Loans), in each case after giving effect to this Second Amendment and (C) confirms and agrees that at the time of entering into of any pledge governed by Netherlands or Curaçao law created pursuant to or in connection with any Loan Document, it was its intention (and it is still its intention and agreement with the Pledgee) that the pledges secure the obligations as amended, supplemented, extended or restated from time to time (including by way of an increase of the credit made available under the relevant Loan Document, such as under the Amendment).

(e) This Second Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.

(f) From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby or in accordance with the terms hereof.

[Signature Pages follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed and delivered by the parties hereto as of the date first above written.

PLAYA RESORTS HOLDING B.V., as Borrower

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA HOTELS & RESORTS N.V., as Holdings

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA H&R HOLDINGS B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

HOTEL GRAN PORTO REAL B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

HOTEL ROYAL CANCUN B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

HOTEL GRAN CARIBE REAL B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

[Signature Page to Second Amendment to Playa Credit Agreement]

HOTEL ROYAL PLAYA DEL CARMEN B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA RIVIERA MAYA B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA CABOS B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA ROMANA B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA PUNTA CANA HOLDING B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA ROMANA MAR B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

[Signature Page to Second Amendment to Playa Credit Agreement]

PLAYA CANA B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA GRAN, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

GRAN DESING & FACTORY, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

DESARROLLOS GCR, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

INMOBILIARIA Y PROYECTOS TRPLAYA, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA RMAYA ONE, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

[Signature Page to Second Amendment to Playa Credit Agreement]

PLAYA CABOS BAJA, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

HOTEL CAPRI CARIBE, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

CAMERON DEL CARIBE, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

CAMERON DEL PACIFICO, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

BD REAL RESORTS, S. DE R.L. DE C.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA HALL JAMAICAN RESORT LIMITED, as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

[Signature Page to Second Amendment to Playa Credit Agreement]

INVERSIONES VILAZUL S.A.S., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA CAPRI RESORT B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA PUERTO VALLARTA RESORT B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

PLAYA PUNTA CANCUN RESORT B.V., as Guarantor

By:	/s/ Bruce D. Wardinski

Name:	Bruce D. Wardinski
Title:	Authorized Person

[Signature Page to Second Amendment to Playa Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent and a 2018 Incremental Term Lender

By:	/s/ Alicia Schug
Name: Alicia Schug
Title: Vice President

By:	/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

[Signature Page to Second Amendment to Playa Credit Agreement]

Annex A

2018 Incremental Term Loan Commitment

2018 Incremental Term Lender	Amount
Deutsche Bank AG New York Branch	$100,000,000

Total	$100,000,000

Annex B

Form of Lender Consent

THE UNDERSIGNED HEREBY CONSENTS TO THE SECOND AMENDMENT TO WHICH THIS SIGNATURE PAGE IS ATTACHED.

[NAME OF LENDER],
as a Term Lender

By:

Name:
Title:

[[FOR LENDERS REQUIRING A SECOND SIGNATURE BLOCK],
as a Term Lender

By:

Name:
Title:]